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                                                                      EXHIBIT 23




                        CONSENT OF INDEPENDENT AUDITORS



To ICN Pharmaceuticals, Inc.:

As independent auditors, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No.'s 2-96903, 33-60866 and 33-60864) and Form S-3 (File No.'s 2-90696, 33-10706, 33-10891,
33-11725, 33-11726, 33-11727, 33-63164 and 33-26253).




                                                               COOPERS & LYBRAND





Los Angeles, California
March 30, 1994


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